Exhibit 99.1

Silver Spring Networks Reports Third Quarter 2015 Financial Results

$0.10 non-GAAP Earnings Per Share on $75 million Top-Line

51% Growth in non-GAAP Gross Profit

29% Growth in Endpoints Delivered

$4 Million in Positive Cash Flow from Operations

Redwood City, CA – November 3, 2015 – Silver Spring Networks, Inc. (NYSE: SSNI) today announced financial results for its third quarter ended September 30, 2015.

Third Quarter Results (all comparisons made are against the prior year period, unless otherwise stated)

•	Non-GAAP revenue $74.7 million, up 5%.

•	GAAP revenue $69.5 million, up 148%.

•	Non-GAAP gross margin 44%, up 13 points.

•	GAAP gross margin 47%, up 42 points.

•	Non-GAAP net income $4.9 million versus a net loss of ($7.0) million.

•	GAAP net loss ($0.6) million versus ($37.3) million.

•	Non-GAAP earnings per share $0.10 versus ($0.14) loss per share.

•	GAAP loss per share ($0.01) versus ($0.77) loss per share.

•	$121.9 million net cash and short-term investments balance, on $4.3 million in cash flow from operations.

“We had another great quarter, expanding our footprint by delivering over 800,000 endpoints, achieving record gross margins, and generating solid cash flow,” said Scott Lang, Executive Chairman. “Our third quarter results demonstrate the strength of our business model and the leadership position we have built over the past decade.”

“I am excited to join Silver Spring Networks,” said Mike Bell, President and CEO. My first few months as CEO have reinforced my view of the strength of Silver Spring’s technology platform, business model and established leadership position at some of the world’s leading utilities and most iconic cities. I see significant potential for continued innovation and growth in our core smart grid and smart city markets, and longer term look to leverage our technology and platform into the broader Internet of Things opportunity.”

Business Highlights (through November 3, 2015, unless otherwise stated):

•	Delivered record 44% non-GAAP gross margin performance in the third quarter, due to growth, favorable product mix and manufacturing efficiencies.

•	Selected by Halifax, Nova Scotia Canada, to deploy our smart street light solution to network and control 43,000 LED luminaires over its 400,000 residents and over 12,000 square mile geographic area.

•	Expanded smart cities opportunity through an agreement with Acuity Brands, to jointly develop an intelligent lighting platform for utilities, cities and large campus operators.

•	Consumers Energy of Michigan launched its innovative consumer engagement and energy efficiency program, offering advanced capabilities to nearly 3 million residential electric and natural gas customers, on Silver Spring’s CustomerIQ Suite.

•	AusNet Services successfully connected their first installations of Silver Spring-powered advanced metering just 5 months after contract signing.

•	Unveiled several new innovative products, including SLV6, our next generation smart city control and management platform with more than 100 new features to expand support for smart city deployments and create more value for existing street light networks, and Operations Optimizer, the next generation of the flagship solution from Detectent that supports AMI Operations, Grid Operations, Revenue Assurance and Customer Programs.

•	22.3 million cumulative network endpoints delivered from inception through September 30, 2015, up 13% from a year ago.

Conference Call

Silver Spring will host a conference call today at 1:15 pm PT (4:15 pm ET) to review its results for the Third quarter ended September 30, 2015 and its outlook for the future. During the course of this call, Silver Spring may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live at 877-407-0832 (U.S.) or 201-689-8433 (International) or via webcast at http://ir.silverspringnet.com. A dial-in replay of the conference call will be available until November 23, 2015 and can be accessed at 877-660-6853 (domestic) or 201-612-7415 (international) passcode 13622294. An audio webcast replay of the conference call will be available for one year at http://ir.silverspringnet.com.

About Silver Spring Networks

Silver Spring Networks is a leading networking platform and solutions provider for smart energy networks. Silver Spring’s pioneering IPv6 networking platform, with over 22.3 million Silver Spring enabled devices delivered, is connecting utilities to homes and business throughout the world with the goal of achieving greater energy efficiency for the planet. Silver Spring’s innovative solutions enable utilities to gain operational efficiencies, improve grid reliability, and empower consumers to monitor and manage energy consumption. Silver Spring Networks’ customers include major utilities around the globe such as Baltimore Gas & Electric, CitiPower & Powercor, Commonwealth Edison, CPS Energy, Florida Power & Light, Jemena Electricity Networks Limited, Pacific Gas & Electric, Pepco Holdings, Progress Energy, and Singapore Power, among others. To learn more, please visit www.silverspringnet.com.

Non-GAAP and Other Financial Measures

Silver Spring believes that its results of operations under generally accepted accounting principles, or GAAP, when considered in isolation, may only provide limited insight into the performance of its business in any given period. As a result, Silver Spring manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP measures such as non-GAAP revenue, recurring non-GAAP revenue, recurring non-GAAP revenue per endpoint, cost of non-GAAP revenue, non-GAAP gross profit (loss), non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP income (loss) per share, adjusted EBITDA, and total backlog, in addition to other financial measures presented in accordance with GAAP. Silver Spring believes that these non-GAAP and other financial measures offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes, and gross margin and profitability trends, as well as the cash flow characteristics, of its business. The non-GAAP measures should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, gross profit (loss), gross margin, operating loss, net income (loss), net income (loss) per share or any other performance measure derived in accordance with GAAP. Silver Spring may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Non-GAAP revenue represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Non-GAAP revenue excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Non-GAAP revenue is initially recorded as deferred revenue and is then recognized as revenue when all revenue recognition criteria has been met under Silver Spring’s accounting policies as described in Silver Spring’s filings with the Securities and Exchange Commission. Silver Spring reconciles revenue to non-GAAP revenue by adding revenue to the change in deferred revenue in a given period.

Recurring non-GAAP revenue is non-GAAP revenue from managed services and SaaS, as well as customer support and other service offerings. Recurring non-GAAP revenue is primarily recurring in nature and includes managed services, hosting and software maintenance, and support fees, as well as one-time managed services and SaaS set up fees. Customer support and other services are provided to customers outside of managed services and SaaS offerings, and are also recurring in nature. Silver Spring reconciles recurring GAAP revenue to recurring non-GAAP revenue by adding revenue to the change in deferred revenue in a given period.

Recurring non-GAAP revenue per endpoint represents a trailing twelve-month recurring non-GAAP revenue per cumulative endpoint shipped from inception to date.

Cost of non-GAAP revenue represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation, amortization of intangibles and acquisition-related charges. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring reconciles cost of revenue to cost of non-GAAP revenue by adding cost of revenue and the change in deferred cost of revenue, less stock-based compensation, amortization of intangibles and acquisition-related charges, included in cost of revenue in a given period.

Non-GAAP gross profit (loss) is the difference between non-GAAP revenue and cost of non-GAAP revenue. Non-GAAP gross margin is non-GAAP gross profit (loss) as a percentage of non-GAAP revenue.

Non-GAAP operating income (loss) represents operating income (loss) adjusted for non-GAAP revenue and cost of non-GAAP revenue and excludes expenses related to the amortization of intangible assets, stock-based compensation, acquisition-related charges, restructuring and legal settlements. Non-GAAP operating margin is non-GAAP operating income (loss) as a percentage of non-GAAP revenue.

Non-GAAP net income (loss) represents net income (loss) adjusted for changes in deferred revenue and deferred cost of revenue, and excludes expenses related to the amortization of intangible assets, stock-based compensation, acquisition-related charges, income tax benefit related to acquisitions, restructuring and legal settlements.

Non-GAAP income (loss) per share represents non-GAAP net income (loss) divided by weighted average shares outstanding for the period.

Adjusted EBITDA is net income (loss) adjusted for changes in deferred revenue and deferred cost of revenue, other (income) expense, net, (benefit) provision for income taxes, depreciation and amortization, stock-based compensation, acquisition-related charges, restructuring, legal settlements and certain other items management believes affect the comparability of operating results.

Total backlog represents future product and service billings that Silver Spring expects to generate pursuant to contracts entered into with its utility customers and meter manufacturers. Total backlog includes order backlog, which represents future billings for open purchase orders and other firm commitments.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business; future deployments; future innovation; future growth; and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: timing around customer decisions and deployment pace; receipt by our customers of required regulatory approvals; dependence on a limited number of customers and key suppliers; general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring’s products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring’s relationship with third-party manufacturers; execution and customer adoption risks related to new product introductions and innovation, including our new fifth generation networking platform and products; the ability to attract and retain personnel, including members of Silver Spring’s management team; changes in strategy; technological changes that make Silver Spring’s products and services less competitive; competition, particularly from larger companies with more resources than Silver Spring; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring’s filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of November 3, 2015. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the preliminary financial results set forth in this press release are estimates based on information currently available to Silver Spring.

For additional information, please contact:

Mark McKechnie

Investor Relations

650-839-4664

mmckechnie@silverspringnet.com

Noel Hartzell

Global Communications

650-839-4184

nhartzell@silverspringnet.com

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenue:
Product revenue	$50,093	$16,321	$209,839	$69,299
Service revenue	19,412	11,720	80,473	44,578

Net revenue	69,505	28,041	290,312	113,877
Cost of revenue:
Product cost of revenue	21,377	10,791	118,527	42,120
Service cost of revenue	15,141	15,947	47,387	45,598

Total cost of revenue	36,518	26,738	165,914	87,718
Gross profit	32,987	1,303	124,398	26,159

Operating expenses:
Research and development	15,837	16,986	47,581	52,053
Sales and marketing	7,900	10,248	26,109	28,325
General and administrative	9,305	9,601	31,889	33,156
Restructuring	339	1,888	1,611	1,888

Total operating expenses	33,381	38,723	107,190	115,422

Operating (loss) income	(394)	(37,420)	17,208	(89,263)
Other (expense) income, net	(99)	7	263	55

(Loss) income before income taxes	(493)	(37,413)	17,471	(89,208)
(Provision) benefit for income taxes	(129)	140	637	(463)

Net (loss) income	$(622)	$(37,273)	$18,108	$(89,671)

Net (loss) income per share:
Basic	$(0.01)	$(0.77)	$0.36	$(1.86)

Diluted	$(0.01)	$(0.77)	$0.35	$(1.86)

Weighted average shares used to compute net (loss) income per share:
Basic	50,188	48,551	49,789	48,189

Diluted	50,188	48,551	51,257	48,189

Reconciliation of GAAP to Non-GAAP results (in thousands, except per share data)

The following tables reconcile the Company’s net (loss) income and net (loss) income per share as presented in its unaudited Condensed Consolidated Statements of Operations and prepared in accordance with GAAP to its non-GAAP net income (loss) and non-GAAP net income (loss) per share.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net (loss) income	$(622)	$(37,273)	$18,108	$(89,671)
Change in deferred revenue, net of foreign currency translation	5,192	42,847	(83,376)	92,465
Change in deferred cost of revenue, net of foreign currency translation	(6,712)	(25,244)	40,292	(62,302)
Amortization of intangibles	421	299	1,252	395
Stock-based compensation	5,853	10,476	21,537	31,470
Acquisition-related charges	559	—	2,045	—
Income tax benefit related to Detectent acquisition	(114)	—	(1,128)	—
Restructuring	339	1,888	1,611	1,888
Legal settlements	—	—	—	(100)

Non-GAAP net income (loss)	$4,916	$(7,007)	$341	$(25,855)

Non-GAAP net income (loss) per share:
Basic	$0.10	$(0.14)	$0.01	$(0.54)

Diluted	$0.10	$(0.14)	$0.01	$(0.54)

Weighted average shares used to compute Non-GAAP net income (loss) per share:
Basic	50,188	48,551	49,789	48,189

Diluted	51,713	48,551	51,257	48,189

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 30, 2015	December 31, 2014 (a)
ASSETS
Current assets:
Cash and cash equivalents	$63,455	$60,457
Short-term investments	58,460	60,339
Accounts receivable	44,125	54,740
Inventory	3,761	6,722
Deferred cost of revenue	196,602	29,585
Deferred tax assets	357	5,278
Prepaid expenses and other current assets	9,596	5,146

Total current assets	376,356	222,267
Property and equipment, net	12,326	12,860
Goodwill and intangible assets	14,885	8,221
Deferred cost of revenue, non-current	96,128	303,445
Deferred tax assets, non-current	25,033	354
Other long-term assets	5,088	1,047

Total assets	$529,816	$548,194

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$28,083	$27,530
Deferred revenue	320,241	91,688
Deferred tax liability	24,879	249
Accrued and other liabilities	34,257	24,421

Total current liabilities	407,460	143,888
Deferred revenue, non-current	205,759	517,905
Deferred tax liability, non-current	—	5,146
Other liabilities	15,850	15,074

Total liabilities	629,069	682,013

Total stockholders’ deficit	(99,253)	(133,819)

Total liabilities and stockholders’ deficit	$529,816	$548,194

(a)	Derived from audited consolidated financial statements

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
OPERATING ACTIVITIES
Net (loss) income	$(622)	$(37,273)	$18,108	$(89,671)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Deferred taxes	172	11	(935)	917
Depreciation and amortization	1,990	1,771	5,892	4,704
Stock-based compensation	5,853	10,476	21,537	31,470
Other non-cash adjustments	230	386	354	511
Changes in assets and liabilities:
Accounts receivable	(2,568)	(9,791)	11,073	1,795
Inventory	810	56	3,043	(161)
Prepaid expenses and other assets	(1,396)	924	(4,192)	(2,590)
Contingent consideration related to Detectent acquisition held in escrow	—	—	(4,000)	—
Deferred cost of revenue	(6,686)	(25,175)	40,308	(62,510)
Accounts payable	2,239	237	(131)	(3,165)
Customer deposits	(1,307)	(71)	151	33
Deferred revenue	4,841	42,310	(84,190)	92,413
Accrued and other liabilities	716	(405)	6,412	3,865

Net cash provided by (used in) operating activities	4,272	(15,734)	13,430	(22,389)

INVESTING ACTIVITIES
Payments for business acquisition, net of cash and cash equivalents acquired	—	—	(7,098)	(8,750)
Proceeds from sales of available-for-sale investments	4,086	7,151	11,486	42,459
Proceeds from maturities of available-for-sale investments	1,500	—	9,250	6,750
Purchases of available-for-sale investments	(7,287)	(7,120)	(18,910)	(46,621)
Purchases of property and equipment	(1,617)	(524)	(3,529)	(4,222)

Net cash used in investing activities	(3,318)	(493)	(8,801)	(10,384)

FINANCING ACTIVITIES
Payments on capital lease obligations	(238)	(397)	(994)	(1,145)
Proceeds from issuance of common stock, net of repurchases	1,619	2,099	3,655	6,846
Taxes paid related to net share settlement of equity awards	(456)	(147)	(3,968)	(5,410)

Net cash provided by (used in) financing activities	925	1,555	(1,307)	291

Effect of exchange rate changes on cash and cash equivalents	(184)	—	(324)	—
Net increase (decrease) in cash and cash equivalents	1,695	(14,672)	2,998	(32,482)
Cash and cash equivalents - beginning of period	61,760	64,786	60,457	82,596

Cash and cash equivalents - end of period	$63,455	$50,114	$63,455	$50,114

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF NET REVENUE BETWEEN GAAP AND NON-GAAP

(in thousands, except percentages)

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	YoY% Change
TYPE
GAAP net revenue:
Product net revenue	$16,321	$60,034	$105,035	$54,711	$50,093	207%
Service net revenue
Managed services and SaaS (a)	7,546	10,569	12,974	10,608	11,223	49%
Professional services (a)	4,174	6,808	25,631	11,848	8,189	96%

Total service net revenue	11,720	17,377	38,605	22,456	19,412	66%

Total GAAP net revenue	$28,041	$77,411	$143,640	$77,167	$69,505	148%

% Product	58%	78%	73%	71%	72%
% Service	42%	22%	27%	29%	28%
Change in deferred net revenue:
Change in deferred product revenue	$33,238	$(9,991)	$(64,034)	$(10,015)	$1,785
Change in deferred service revenue:
Managed services and SaaS	3,960	984	(419)	2,387	1,397
Professional services	5,649	1,962	(16,088)	(399)	2,010

Total change in deferred service revenue	9,609	2,946	(16,507)	1,988	3,407

Total change in deferred revenue	$42,847	$(7,045)	$(80,541)	$(8,027)	$5,192
Non-GAAP revenue:
Product net revenue	49,559	50,043	41,001	44,696	51,878	5%
Service net revenue:
Managed services and SaaS (a)	11,506	11,553	12,555	12,995	12,620	10%
Professional services (a)	9,823	8,770	9,543	11,449	10,199	4%

Total service net revenue	21,329	20,323	22,098	24,444	22,819	7%

Total non-GAAP net revenue	$70,888	$70,366	$63,099	$69,140	$74,697	5%

% Product	70%	71%	65%	65%	69%
% Service	30%	29%	35%	35%	31%
RECURRING REVENUE PER ENDPOINT
Recurring GAAP revenue (TTM) (a)	$32,987	$35,220	$39,673	$41,697	$45,374
Changes in deferred revenue, net of foreign currency translations	9,688	9,284	6,851	6,912	4,349

Recurring non-GAAP revenue (TTM) (a)	$42,675	$44,504	$46,524	$48,609	$49,723

Cumulative network endpoints delivered	19,714	20,266	20,814	21,506	22,321
Recurring GAAP revenue per endpoint delivered (a)	$1.67	$1.74	$1.91	$1.94	$2.03	21%
Recurring non-GAAP revenue per endpoint delivered (a)	$2.16	$2.20	2.24	2.26	$2.23	3%
SOLUTION
GAAP net revenue
Advanced metering infrastructure	$21,417	$72,456	$112,865	$66,907	$60,149	181%
New solutions	6,624	4,955	30,775	10,260	9,356	41%

Total GAAP net revenue	$28,041	$77,411	$143,640	$77,167	$69,505	148%

% Advanced metering infrastructure	76%	94%	79%	87%	87%
% New solutions	24%	6%	21%	13%	13%
Change in deferred net revenue
Advanced metering infrastructure	$39,828	$(12,441)	$(64,828)	$(10,976)	$3,586
New solutions	3,019	5,396	(15,713)	2,949	1,606

Total change in deferred net revenue	$42,847	$(7,045)	$(80,541)	$(8,027)	$5,192
Non-GAAP net revenue
Advanced metering infrastructure	$61,245	$60,015	$48,037	$55,931	$63,735	4%
New solutions	9,643	10,351	15,062	13,209	10,962	14%

Total Non-GAAP net revenue	$70,888	$70,366	$63,099	$69,140	$74,697	5%

% Advanced metering infrastructure	86%	85%	76%	81%	85%
% New solutions	14%	15%	24%	19%	15%

GEOGRAPHY
GAAP net revenue
United States	15,700	$30,017	122,582	72,360	$53,113	238%
International	12,341	47,394	21,058	4,807	16,392	33%

Total GAAP net revenue	$28,041	$77,411	$143,640	$77,167	$69,505	148%

% United States	56%	39%	85%	94%	76%
% International	44%	61%	15%	6%	24%
Change in deferred net revenue
United States	$48,248	$29,176	$(66,533)	$(17,955)	$12,467
International	(5,401)	(36,221)	(14,008)	9,928	(7,275)

Total change in deferred net revenue	$42,847	$(7,045)	$(80,541)	$(8,027)	$5,192
Non-GAAP net revenue
United States	$63,948	$59,193	$56,049	$54,405	$65,580	3%
International	6,940	11,173	7,050	14,735	9,117	31%

Total non-GAAP net revenue	$70,888	$70,366	$63,099	$69,140	$74,697	5%

% United States	90%	84%	89%	79%	88%
% International	10%	16%	11%	21%	12%

(a)	Certain amounts have been reclassified in 2014 from Professional services to Managed services and SaaS related to product support which is recurring in nature to conform to current period presentation.

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands, except percentages and headcount)

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	YoY% Change
CASH FLOW DATA
Operating cash flow	$(15,734)	$13,624	$(455)	$9,613	$4,272	127%
Operating cash flow - TTM	(20,545)	(8,765)	(5,960)	7,048	27,054	232%
BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$110,466	$120,796	$111,215	$118,555	$121,915	10%
Deferred net revenue
End of quarter	617,416	609,593	529,984	521,176	526,000
Less: Beginning of quarter	(575,106)	(617,416)	(609,593)	(529,984)	(521,176)
Foreign currency translation adjustment and other	537	778	(932)	781	368

Change in deferred net revenue, net of foreign currency translation and other	$42,847	$(7,045)	$(80,541)	$(8,027)	$5,192

Deferred cost of revenue
End of quarter	$338,633	$333,030	$300,524	$286,044	$292,730
Less: Beginning of quarter	(313,458)	(338,633)	(333,030)	(300,524)	(286,044)
Foreign currency translation adjustment	69	68	(10)	(8)	26

Change in deferred cost of revenue, net of foreign currency translation	$25,244	$(5,535)	$(32,516)	$(14,488)	$6,712

STOCK-BASED COMPENSATION
Cost of goods sold	$2,770	$218	$1,723	$2,209	$1,197	-57%
Research and development	3,042	785	2,180	2,832	1,771	-42%
Sales and marketing	1,783	479	1,238	1,287	914	-49%
General and administrative	2,881	909	1,882	2,333	1,971	-32%

	$10,476	$2,391	$7,023	$8,661	$5,853	-44%

EMPLOYEES	589	576	623	640	645	10%
HOMES & BUSINESSES
Cumulative network endpoints delivered *	19,714	20,266	20,814	21,506	22,321	13%

*	Endpoints refer to communication modules in electric meters

SILVER SPRING NETWORKS

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data and percentages)

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	YOY% Change
QUARTERLY RECONCILIATION OF RESULTS
Net revenue
GAAP net revenue	$28,041	$77,411	$143,640	$77,167	$69,505	148%
Change in deferred revenue, net of foreign currency translation	42,847	(7,045)	(80,541)	(8,027)	5,192

Non-GAAP net revenue	$70,888	$70,366	$63,099	$69,140	$74,697	5%

Gross profit
GAAP gross profit	$1,303	$30,178	$71,455	$19,956	$32,987	2432%
Change in deferred revenue, net of foreign currency translation	42,847	(7,045)	(80,541)	(8,027)	5,192
Change in deferred cost of revenue, net of foreign currency translation	(25,244)	5,535	32,516	14,488	(6,712)
Amortization of intangible assets	182	140	262	260	260
Stock-based compensation	2,770	218	1,723	2,209	1,197
Acquisition-related charges (a)	—	—	11	60	14

Non-GAAP gross profit	$21,858	$29,026	$25,426	$28,946	$32,938	51%

GAAP gross margin % (as a % of GAAP net revenue)	5%	39%	50%	26%	47%
Non-GAAP gross margin % (as a % of non-GAAP net revenue)	31%	41%	40%	42%	44%

Operating (loss) income
GAAP operating (loss) income	$(37,420)	$1,392	$34,141	$(16,539)	$(394)	99%
Change in deferred revenue, net of foreign currency translation	42,847	(7,045)	(80,541)	(8,027)	5,192
Change in deferred cost of revenue, net of foreign currency translation	(25,244)	5,535	32,516	14,488	(6,712)
Amortization of intangible assets	299	219	409	422	421
Stock-based compensation	10,476	2,391	7,023	8,661	5,853
Acquisition-related charges (a)	—	—	735	751	559
Restructuring	1,888	(99)	194	1,078	339

Non-GAAP operating (loss) income	$(7,154)	$2,393	$(5,523)	$834	$5,258	173%

GAAP operating margin % (as a % of GAAP revenue)	-133%	2%	24%	-21%	-1%
Non-GAAP operating margin % (as a % of non-GAAP net revenue)	-10%	3%	-9%	1%	7%

Adjusted EBITDA
GAAP net (loss) income	$(37,273)	$501	$34,905	$(16,175)	$(622)	98%
Change in deferred revenue, net of foreign currency translation	42,847	(7,045)	(80,541)	(8,027)	5,192
Change in deferred cost of revenue, net of foreign currency translation	(25,244)	5,535	32,516	14,488	(6,712)
Other (income) expense, net	(7)	(68)	(288)	(74)	99
(Benefit) provision for income taxes	(140)	959	(476)	(290)	129
Depreciation and amortization	1,771	1,763	1,949	1,953	1,990
Stock-based compensation	10,476	2,391	7,023	8,661	5,853
Acquisition-related charges (a)	—	—	735	751	559
Restructuring	1,888	(99)	194	1,078	339

Adjusted EBITDA	$(5,682)	$3,937	$(3,983)	$2,365	$6,827	220%

Net (loss) income
GAAP net (loss) income	$(37,273)	$501	$34,905	$(16,175)	$(622)	98%
Change in deferred revenue, net of foreign currency translation	42,847	(7,045)	(80,541)	(8,027)	5,192
Change in deferred cost of revenue, net of foreign currency translation	(25,244)	5,535	32,516	14,488	(6,712)
Amortization of intangible assets	299	219	409	422	421
Stock-based compensation	10,476	2,391	7,023	8,661	5,853
Acquisition-related charges (a)	—	—	735	751	559
Income tax benefit related to Detectent acquisition	—	—	(890)	(124)	(114)
Restructuring	1,888	(99)	194	1,078	339

Non-GAAP net (loss) income	$(7,007)	$1,502	$(5,649)	$1,074	$4,916	170%

GAAP net margin % (as a % of GAAP revenue)	-133%	1%	24%	-21%	-1%
Non-GAAP net margin % (as a % of non-GAAP net revenue)	-10%	2%	-9%	2%	7%

GAAP net (loss) income per share
Basic	$(0.77)	$0.01	$0.71	$(0.32)	$(0.01)
Diluted	$(0.77)	$0.01	$0.69	$(0.32)	$(0.01)
Weighted average number of shares used in computation
Basic	48,551	48,929	49,306	49,862	50,188
Diluted	48,551	50,191	50,899	49,862	50,188

Non-GAAP net (loss) income per share
Basic	$(0.14)	$0.03	$(0.11)	$0.02	$0.10
Diluted	$(0.14)	$0.03	$(0.11)	$0.02	$0.10
Weighted average number of shares used in computation
Basic	48,551	48,929	49,306	49,862	50,188
Diluted	48,551	50,191	49,306	51,390	51,713

(a)	Acquisition-related charges in 2014 were not included.

SILVER SPRING NETWORKS, INC.

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(in thousands, except percentages)

	Three Months Ended September 30, 2015
	GAAP	Change in Deferred Revenue and Deferred Cost of Revenue (b)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Non-GAAP
Product revenue	$50,093	$1,785	$—	$—	$—	$51,878
Service revenue
Managed services and SaaS	11,223	1,397	—	—	—	12,620
Professional services	8,189	2,010	—	—	—	10,199

Total service net revenue	$19,412	$3,407	$—	$—	$—	$22,819

Net revenue	$69,505	$5,192	$—	$—	$—	$74,697

Product cost of revenue	$21,377	$6,712	$(252)	$(260)	$—	$27,577
Service cost of revenue
Managed services and SaaS	8,086	—	(438)	—	(14)	7,634
Professional services	7,055	—	(507)	—	—	6,548

Total service cost of revenue	$15,141	$—	$(945)	$—	$(14)	$14,182

Total cost of revenue	$36,518	$6,712	$(1,197)	$(260)	$(14)	$41,759

Gross profit	$32,987	$(1,520)	$1,197	$260	$14	$32,938
Product gross margin %	57.3%	-11.5%	0.5%	0.5%	—	46.8%
Service gross margin %
Managed services and SaaS gross margin %	28.0%	8.0%	3.5%	—	0.1%	39.5%
Professional services gross margin %	13.8%	17.0%	5.0%	—	—	35.8%
Total service gross margin %	22.0%	11.6%	4.1%	—	0.1%	37.9%
Total gross margin %	47.5%	-5.3%	1.6%	0.3%	0.0%	44.1%

	Three Months Ended September 30, 2014
	GAAP	Change in Deferred Revenue and Deferred Cost of Revenue (b)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Non-GAAP
Product revenue	$16,321	$33,238	$—	$—	$—	$49,559
Service revenue
Managed services and SaaS (a)	7,546	3,960	—	—	—	11,506
Professional services (a)	4,174	5,649	—	—	—	9,823

Total service net revenue	$11,720	$9,609	$—	$—	$—	$21,329

Net revenue	$28,041	$42,847	$—	$—	$—	$70,888

Product cost of revenue	$10,791	$25,244	$(840)	$(182)	$—	$35,013
Service cost of revenue
Managed services and SaaS (a)	6,677	—	(325)	—	—	6,352
Professional services (a)	9,270	—	(1,605)	—	—	7,665

Total service cost of revenue	$15,947	$—	$(1,930)	$—	$—	$14,017

Total cost of revenue	$26,738	$25,244	$(2,770)	$(182)	$—	$49,030

Gross profit	$1,303	$17,603	$2,770	$182	$—	$21,858
Product gross margin %	33.9%	-6.6%	1.7%	0.3%	—	29.3%
Service gross margin %
Managed services and SaaS gross margin % (a)	11.5%	30.5%	2.8%	—	—	44.8%
Professional services gross margin % (a)	-122.1%	127.7%	16.3%	—	—	22.0%
Total service gross margin %	-36.1%	61.3%	9.0%	0.0%	—	34.3%
Total gross margin %	4.6%	22.0%	3.9%	0.3%	—	30.8%

(a)	Certain amounts have been reclassified in 2014 from Professional services to Managed services and SaaS related to product support which is recurring in nature to conform to current period presentation.
(b)	Amounts presented net of foreign currency translation.

SILVER SPRING NETWORKS, INC.

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(in thousands, except percentages)

	Nine Months Ended September 30, 2015
	GAAP	Change in Deferred Revenue and Deferred Cost of Revenue (b)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Non- GAAP
Product revenue	$209,839	$(72,264)	$—	$—	$—	$137,575
Service revenue
Managed services and SaaS	34,805	3,365	—	—	—	38,170
Professional services	45,668	(14,477)	—	—	—	31,191

Total service net revenue	$80,473	$(11,112)	$—	$—	$—	$69,361

Net revenue	$290,312	$(83,376)	$—	$—	$—	$206,936

Product cost of revenue	$118,527	$(40,292)	$(1,039)	$(782)	$—	$76,414
Service cost of revenue
Managed services and SaaS	24,071	—	(1,680)	—	(85)	22,306
Professional services	23,316	—	(2,410)	—	—	20,906

Total service cost of revenue	$47,387	$—	$(4,090)	$—	$(85)	$43,212

Total cost of revenue	$165,914	$(40,292)	$(5,129)	$(782)	$(85)	$119,626

Gross profit	$124,398	$(43,084)	$5,129	$782	$85	$87,310
Product gross margin %	43.5%	-0.4%	0.8%	0.6%	—	44.5%
Service gross margin %
Managed services and SaaS gross margin %	30.8%	6.1%	4.4%	—	0.2%	41.6%
Professional services gross margin %	48.9%	-23.7%	7.7%	—	—	33.0%
Total service gross margin %	41.1%	-9.4%	5.9%	—	0.1%	37.7%
Total gross margin %	42.8%	-3.6%	2.5%	0.4%	0.0%	42.2%

	Nine Months Ended September 30, 2014
	GAAP	Change in Deferred Revenue and Deferred Cost of Revenue (b)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Non- GAAP
Product revenue	$69,299	$74,682	$—	$—	$—	$143,981
Service revenue
Managed services and SaaS (a)	24,651	8,300	—	—	—	32,951
Professional services (a)	19,927	9,483	—	—	—	29,410

Total service net revenue	$44,578	$17,783	$—	$—	$—	$62,361

Net revenue	$113,877	$92,465	$—	$—	$—	$206,342

Product cost of revenue	$42,120	$62,302	$(1,914)	$(278)	$—	$102,230
Service cost of revenue
Managed services and SaaS (a)	19,769	—	(992)	—	—	18,777
Professional services (a)	25,829	—	(4,486)	—	—	21,343

Total service cost of revenue	$45,598	$—	$(5,478)	$—	$—	$40,120

Total cost of revenue	$87,718	$62,302	$(7,392)	$(278)	$—	$142,350

Gross profit	$26,159	$30,163	$7,392	$278	$—	$63,992
Product gross margin %	39.2%	-11.7%	1.3%	0.2%	—	29.0%
Service gross margin %
Managed services and SaaS gross margin % (a)	19.8%	20.2%	3.0%	—	—	43.0%
Professional services gross margin % (a)	-29.6%	41.8%	15.3%	—	—	27.4%
Total service gross margin %	-2.3%	29.2%	8.8%	—	—	35.7%
Total gross margin %	23.0%	4.3%	3.6%	0.1%	—	31.0%

(a)	Certain amounts have been reclassified in 2014 from Professional services to Managed services and SaaS related to product support which is recurring in nature to conform to current period presentation.
(b)	Amounts presented net of foreign currency translation.